25 East Erie Street
Chicago, Illinois 60611
1-877-779-0079

Driehaus Active Income Fund *LCMAX
Driehaus Event Driven Fund *DEVDX
Driehaus Emerging Markets Opportunities Fund *DMAGX

(Each, a “Fund” and together, the “Funds”)

SUPPLEMENT DATED MAY 19, 2020

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) FOR THE FUNDS DATED APRIL 30, 2020.

At a meeting of the Board of Trustees of the Funds (the “Board”) held on March 11, 2020, the Board approved The Northern Trust Company as the Funds’ transfer agent and administrator, effective on or about May 31, 2020.

Effective on June 1, 2020, the Funds’ SAI is amended as follows:

Change in Transfer Agent and Administrator

The Northern Trust Company has replaced UMB Fund Services, Inc. as the Funds’ administrator and transfer agent. Accordingly, all references in the SAI to “UMB Fund Services, Inc.” and “UMB” are hereby deleted and replaced with references to “The Northern Trust Company” and “Northern Trust”, respectively, and all references in the SAI to the “transfer agent” and “administrator” are deemed to be references to The Northern Trust Company.

The following replaces the information under the heading “Administrator, Fund Accountant and Transfer Agent” on page 49 of the SAI:

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

The Northern Trust Company (“Northern Trust”), with its principal place of business at 50 South LaSalle Street, Chicago, Illinois 60603, is the administrator and fund accountant for the Funds. Each Fund will pay an asset-based fee for administration and accounting services.

In addition, Northern Trust is reimbursed for out-of-pocket expenses.

Northern Trust is also the Funds’ transfer agent, registrar, dividend-disbursing agent and shareholder servicing agent. As such, Northern Trust provides certain bookkeeping and data processing services and services pertaining to the maintenance of shareholder accounts.

The Funds paid the following administrative fees for the past three fiscal years:

	2019	2018	2017
Driehaus Active Income Fund	$358,673	$658,518	$796,069
Driehaus Event Driven Fund	$85,299	$84,411	$131,350
Driehaus Emerging Markets Opportunities Fund [1,2]	$80,865	$64,745	$15,539

[1]	UMB Fund Services, Inc. agreed to waive its minimum base fee for the first six months of operations and agreed to waive 50% of its minimum base fee for the next 6 months of operations.
[2]	The Driehaus Emerging Markets Opportunities Fund commenced operations on April 10, 2017.

Prior to June 1, 2020, UMB Fund Services, Inc. (“UMBFS”), with offices at 235 West Galena Street, Milwaukee, Wisconsin 53212-3948 was the administrator and fund accountant for the Funds. Each Fund paid an asset-based fee for administration and accounting services.

UMBFS was also the Funds’ transfer agent, registrar, dividend-disbursing agent and shareholder servicing agent. As such, UMBFS provided certain bookkeeping and data processing services and services pertaining to the maintenance of shareholder accounts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (877) 779-0079.